UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 29, 2026

DIAMONDBACK ENERGY, INC.

(Exact Name of Registrant as Specified in Charter)

DE	001-35700	45-4502447
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 West Texas Ave. Suite 100 Midland, TX	79701
(Address of principal executive offices)	(Zip Code)

(432) 221-7400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	FANG	The Nasdaq Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

On September 29, 2026, Diamondback Energy, Inc. (the “Company”) and SGF FANG Holdings, LP entered into the First Amendment (the “Amendment”) to the Stockholders Agreement, dated as of September 10, 2024 (as amended, supplemented or joined from time to time, the “Stockholders Agreement”).

The Amendment provides, among other things, that the Stephens Majority (as defined in the Stockholders Agreement) is entitled to designate (x) two directors to the board of directors of the Company (the “Board”) if the Stephens Stockholders (as defined in the Stockholders Agreement), in the aggregate, beneficially own at least 10% but less than 25% of the Outstanding Shares (as defined in the Stockholders Agreement), and (y) no directors to the Board if the Stephens Stockholders beneficially own less than 10% of the Outstanding Shares.

A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to such Exhibit.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In connection with a Board Stepdown (as defined in the Stockholders Agreement), and not due to any disagreement with the Company on any matter relating to the Company’s operations, policies or practices, Darin Holderness and Lance Robertson resigned from the Board on September 29, 2026 and September 30, 2026, respectively.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1*	First Amendment to Stockholders Agreement, dated as of September 29, 2026, by and between Diamondback Energy, Inc. and SGF FANG Holdings, LP.
104	Cover Page Interactive Data File—the cover page XBRL tags are embedded within the Inline XBRL document.

* Certain information in this exhibit has been redacted pursuant to Item 601(a)(6) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DIAMONDBACK ENERGY, INC.

Date:	September 30, 2026

		By:	/s/ Teresa L. Dick
		Name:	Teresa L. Dick
		Title:	Executive Vice President of Accounting and Assistant Secretary